UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On July 31, 2009, Alpha Natural Resources, Inc. (SEC File No. 1-32423) (“Old Alpha”) merged (the “Merger”) with and into Foundation Coal Holdings, Inc., a Delaware corporation (“Foundation”), with Foundation continuing as the surviving corporation of the Merger under the name Alpha Natural Resources, Inc. (the “Company”).  The financial statements and pro forma financial information required to be filed in connection with the Merger were included in the Company’s Current Report on Form 8-K filed on July 31, 2009.

The Company is today filing as Exhibits 99.1 and 99.2 additional financial information, for purposes of incorporation by reference in its Registration Statement on Form S-3 (the “Form S-3”) filed concurrently herewith.

Item 8.01 Other Events

As described above, the Company is filing concurrently herewith the Form S-3 relating to securities that may be issued by the Company from time to time. Some of these securities may be guaranteed by certain subsidiaries of the Company, which are listed as co-registrants on the Form S-3. As a result, the Company is required to present condensed consolidating financial information regarding the guarantors and non-guarantors of the securities required by Rule 3-10(f) of Regulation S-X.

On March 1, 2010, the Company filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”).  Exhibit 99.1 to this Current Report on Form 8-K revises the audited financial statements contained in the 2009 Form 10-K solely to include this supplemental condensed consolidating financial information.  All other information in the 2009 Form 10-K remains unchanged.  The information in this Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K.

Item 9.01 Financial Statements and Exhibits

(b)           Pro forma financial information

In addition to the audited financial statements described above, the Company is filing with this Current Report on Form 8-K additional pro forma financial information relating to the Merger for purposes of incorporation by reference in the Form S-3. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009, and the related notes thereto, are attached to this Current Report on Form 8-K as Exhibit 99.2.

(d)           Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP.
99.1	Financial Statements and related notes thereto.
99.2	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009, and related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

March 15, 2010	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                      Description

23.1	Consent of KPMG LLP.

99.1	Financial Statements and related notes thereto.

99.2	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009, and related notes thereto.